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                                                                      EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information of the Polaris Platinum II Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated March 8, 2002, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris Platinum Variable Annuity). We also consent to the incorporation by reference of our report into the Prospectus of the Polaris Platinum II Variable Annuity, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



March 13, 2003